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                                                     Filed under Rule 424(b)(3)
                                                     File No. 333-63153


SUPPLEMENT NO. 23 TO PROSPECTUS DATED SEPTEMBER 21, 1998
(AS SUPPLEMENTED SEPTEMBER 21, 1998)


                                   PACCAR FINANCIAL CORP.

                                   MEDIUM-TERM NOTES, SERIES I


PRINCIPAL AMOUNT:                  $30,000,000
ORIGINAL ISSUE DATE:               9/1/99
MATURITY DATE:                     8/31/01
INITIAL INTEREST RATE:             To be Determined
INTEREST RATE INDEX:               3-Month LIBOR
SPREAD:                            Plus 22 Basis Points
INDEX SOURCE:                      Telerate page 3750
INDEX RESET FREQUENCY:             Quarterly on the 1st
INTEREST PAYMENT PERIOD:           Quarterly
INTEREST PAYMENT DATES:            Quarterly on the 1st Subject to Modified
                                   Business Day Convention as Defined by ISDA
ISSUE PRICE:                       100.00%
PROCEEDS TO COMPANY:               $29,925,000
COMMISSION/DISCOUNT:               0.25%
DAY COUNT CONVENTION:              Actual / 360


FORM OF NOTE (CHECK ONE):          Book-Entry                       [ X ]


                                   Certificate                      [   ]


AGENT/UNDERWRITER:                 Lehman Brothers


DATED: AUGUST 25, 1999